UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2017

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-09947 (Commission File Number)	No. 06-0853807 (I.R.S. Employer Identification No.)

21 Griffin Road North

Windsor, Connecticut  06095

(Address of principal executive offices) (Zip Code)

(860) 298-9692

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, on March 30, 2017, TRC Companies, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Bolt Infrastructure Parent, Inc., a Delaware corporation (“Parent”), and Bolt Infrastructure Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of New Mountain Partners IV, L.P., a fund affiliated with New Mountain Capital, L.L.C (“NMC”).

In connection with NMC’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the Merger and pay related fees in connection with the Merger and related transactions, the Company and NMC are presenting to prospective lenders certain information regarding the Company. The Company is filing this Current Report on Form 8-K to furnish below certain portions of the information presented to prospective lenders.

For the 12 months ended March 31, 2017, the Company’s consolidated net service revenue (“NSR”) was $513 million, the Company’s net income applicable to its stockholders was $18 million, the Company’s consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $48.2 million, and the Company’s consolidated capital expenditures were $6.5 million.  In addition, the Company provided a calculation of “Pro Forma Adjusted EBITDA” for the 12 months ended March 31, 2017, which was $68.2 million, and which reflected certain pro forma adjustments to our consolidated EBITDA for that period.

The table below contains a reconciliation of EBITDA to net income, and sets forth the calculation of Pro Forma Adjusted EBITDA and a description of certain relevant adjustments.

12 months ended March 31, 2017 Dollars in Thousands
Net Income applicable to stockholders	$18,045
Interest expense	$4,032
Interest income	$(1,470)
Provision for income taxes	$9,555
Depreciation and amortization	$17,966
Net loss applicable to non-controlling interest	$102
EBITDA	$48,231
Goodwill impairment	$(2,484)
Stock-based compensation(1)	$6,806
Public company cost savings(2)	$2,441
Acquisition and integration expenses(3)	$3,347
AEG and Caltrop(4)	$7,957
Software product startup cost(5)	$2,236
Other	$(285)
Pro Forma Adjusted EBITDA	$68,248

(1)         Adds back non-cash stock-based compensation expense recognized in connection with the Company’s equity compensation plans.

(2)         Expected cost savings as a result of the Company no longer having expenses relating to being a public filer, following consummation of the Merger.

(3)         Consists of non-recurring costs incurred related to acquisitions and integration of those businesses.

(4)         Estimates of EBITDA contribution from acquisition of certain assets from Ameresco, Inc. and Applied Energy Group, Inc. and the acquisition of Caltrop Corporation, as of the beginning of the 2017 fiscal year.

(5)         Non-recurring software costs associated with the research and development of Integra LinkTM and PPRO.

The information furnished with this Current Report on Form 8-K constitutes only a portion of the presentation materials being utilized in the lender presentation and is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make by press release or otherwise from time to time. Such information speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached information in the future to reflect events and circumstances occurring or existing after the date of this current report, the Company specifically disclaims any obligation to do so, except as may be required by law.

The lender presentation, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain “non-GAAP financial measures,” as that term is defined by the rules and regulations of the SEC. The non-GAAP financial measures used in the lender presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures as used in the lender presentation may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information in the lender presentation, should be read in conjunction with the Company’s financial statements filed with the SEC.

The foregoing information in Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This report may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. The Company has filed a preliminary proxy statement with the SEC as of April 25, 2017, and intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed transactions. This report does not constitute a solicitation of any vote or approval. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Investors and stockholders may obtain a free copy of the proxy statement and other documents filed with the SEC (when they become available) from the SEC’s website at www.sec.gov or by accessing the Company’s website at www.trcsolutions.com.

Certain Information Concerning Participants

The Company, its directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transactions. Information about such persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed transactions, and any interest they have in the proposed transactions, is set forth in the Company’s preliminary proxy statement that was filed with the SEC on April 25, 2017 and will be set forth in the Company’s definitive proxy statement when it is filed with the SEC. You can find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on October 18, 2016, and its Annual Report on Form 10-K for the year ended June 30, 2016, which was filed with the SEC on August 31, 2016. These documents (when available) may be obtained as indicated above.

Safe Harbor for Forward-Looking Statements

Certain statements in this report may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to the proposed transaction and business combination among Parent, Merger Sub and the Company, including statements regarding the benefits and the anticipated timing of the proposed transactions. Investors can generally identify these statements by forward-looking words such as “may,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or other words of similar import. Investors should consider statements that contain these words carefully because they discuss the Company’s future expectations, contain projections of the Company’s future results of operations or of its financial condition, or state other “forward-looking” information. There may be events in the future that the Company is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations described in its forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, (i) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the Company’s stockholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transactions on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transactions disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against the Company, its officers or directors related to the Merger Agreement or the proposed transactions, (viii) the possibility that competing offers or acquisition proposals for the Company will be made, (ix) the ability of NMC to implement its plans, forecasts, and other expectations with respect to the Company’s business after the completion of the proposed transactions and realize additional opportunities for growth and innovation and (x) the risk that the Merger Agreement may be terminated in circumstances that would require us to pay Parent the termination fee under the Merger Agreement. In addition, please refer to the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this communication. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRC COMPANIES, INC.

Date: May 5, 2017	By:	/s/ Thomas W. Bennet
Thomas W. Bennet, Jr.
Senior Vice President and Chief Financial Officer